                                                                   Exhibit 10.30

                                 AMENDMENT NO. 3

          AMENDMENT NO. 3 (this "Amendment"), dated as of July 15, 2005, to that certain Credit and Guaranty Agreement, dated as of June 4, 2004, as amended (the "Credit Agreement"; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among MAAX CORPORATION, a Nova Scotia unlimited company ("Company"), BEAUCELAND CORPORATION, a Nova Scotia unlimited company ("Holdings"), CERTAIN SUBSIDIARIES OF HOLDINGS, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger and as Syndication Agent, ROYAL BANK OF CANADA, as Administrative Agent (in such capacity, "Administrative Agent") and as Collateral Agent, ROYAL BANK OF CANADA, ACTING THROUGH ITS BUSINESS GROUP RBC CAPITAL MARKETS, as Joint Lead Arranger, and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arranger and as Documentation Agent.

                                  WITNESSETH:

          WHEREAS, Company desires to amend the Credit Agreement to modify its monthly reporting obligations; and

          WHEREAS, pursuant to Section 10.5 of the Credit Agreement, Company and each of the undersigned Lenders hereby agree to amend the Credit Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION ONE - Amendment. Subject to the satisfaction of the conditions set forth in Section Two hereof, Section 5.1(a) of the Credit Agreement is hereby amended by deleting "As soon as available, and in any event within 40 days after the end of each month ending after the Closing Date," and replacing it with:

          "As soon as available, and in any event within 40 days after the end of each of the first two months of each Fiscal Quarter ending after the Closing Date,".

          SECTION TWO - Conditions to Effectiveness. This Amendment shall become effective as of the Closing Date as if entered into on the Closing Date when, and only when, Administrative Agent shall have received counterparts of this Amendment executed by Company and the Requisite Lenders. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

          SECTION THREE - Representations and Warranties; Covenants. In order to induce the Lenders to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment, (x) no Event of Default or Default has occurred and is continuing; and (y) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (and any such representations and warranties that contain a materiality or Material Adverse Effect qualification are true and correct in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

          SECTION FOUR - Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute an amendment or waiver of any provision of any of the Credit Documents.

          SECTION FIVE - Costs, Expenses and Taxes. Company agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of Section 10.2 of the Credit Agreement.

          SECTION SIX - Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION SEVEN - Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereof to the extent that the application of the laws of another jurisdiction would be required thereby.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                      MAAX CORPORATION


                                      By: /s/ Denis Aubin
                                          --------------------------------------
                                      Name: Denis Aubin
                                      Title: Executive Vice President
                                             & Chief Financial Officer

                                      UBS AG, Stamford Branch
                                         as a Lender


                                      By: /s/ Wilfred V. Saint
                                          --------------------------------------
                                      Name: Wilfred V. Saint
                                      Title: Director, Banking Products
                                             Services, US


                                      If second signature is necessary:


                                      By: /s/ Toba Lumbantobing
                                          --------------------------------------
                                      Name: Toba Lumbantobing
                                      Title: Associate Director, Banking
                                             Products Services, US

                                      National City Bank, Canada Branch
                                         as a Lender


                                      By: /s/ J. Andrew Riddell
                                          --------------------------------------
                                      Name: J. Andrew Riddell
                                      Title: Vice President, National City Bank,
                                             Canada Branch


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      CITIBANK, N.A., Canadian Branch
                                         as a Lender


                                      By: /s/ Isabelle Cote
                                          --------------------------------------
                                      Name: Isabelle Cote
                                      Title: Director


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      Comerica Bank
                                         as a Lender


                                      By: /s/ Marc D. Adams
                                          --------------------------------------
                                      Name: Marc D. Adams
                                      Title: Director, Comerica Bank Private
                                             Equity Group


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      La Caisse centrale Desjardins du Quebec
                                         as a Lender


                                      By: /s/ Michel Voyer
                                          --------------------------------------
                                      Name: Michel Voyer
                                      Title: Senior Manager


                                      By: /s/ Sylvain Gascon
                                          --------------------------------------
                                      Name: Sylvain Gascon
                                      Title: Vice president

                                      Comerica Bank, Canada Branch
                                         as a Lender


                                      By: /s/ Robert Rosen
                                          --------------------------------------
                                      Name: Robert Rosen
                                      Title: Vice-President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      Merrill Lynch Capital Canada Inc.
                                         as a Lender


                                      By: /s/ Marcelo Cosma
                                          --------------------------------------
                                      Name: Marcelo Cosma
                                      Title: Vice President

                                      Bayerische Hypo-und Vereinsbank AG,
                                         New York Branch
                                         as a Lender


                                      By: /s/ G. Burke
                                          --------------------------------------
                                      Name: G. Burke
                                      Title: Director


                                      If second signature is necessary:


                                      By: /s/ H. Selarka
                                          --------------------------------------
                                      Name: H. Selarka
                                      Title: Associate Director

                                      Bank of Montreal
                                         as a Lender


                                      By: /s/ Luc Bernier
                                          --------------------------------------
                                      Name: Luc Bernier
                                      Title: Directeur Principal


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      KZH Soleil LLC
                                         as a Lender


                                      By: /s/ Susan Lee
                                          --------------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent


                                      If second signature is necessary:


                                      By: N/A
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      KZH Soleil-2 LLC
                                         as a Lender


                                      By: /s/ Susan Lee
                                          --------------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent


                                      If second signature is necessary:


                                      By: N/A
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      SENIOR DEBT PORTFOLIO
                                         By: Boston Management and Research as
                                             Investment Advisor
                                         as a Lender


                                      By: /s/ Michael B. Botthof
                                          --------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      EATON VANCE SENIOR INCOME TRUST
                                         By: Eaton Vance Management as
                                             Investment Advisor
                                         as a Lender


                                      By: /s/ Michael B. Botthof
                                          --------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                         By: Eaton Vance Management as
                                             Investment Advisor
                                         as a Lender


                                      By: /s/ Michael B. Botthof
                                          --------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      GRAYSON & CO
                                         By: Boston Management and Research as
                                             Investment Advisor
                                         as a Lender


                                      By: /s/ Michael B. Botthof
                                          --------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      EATON VANCE LIMITED DURATION INCOME FUND
                                         By: Eaton Vance Management as
                                             Investment Advisor
                                         as a Lender


                                      By: /s/ Michael B. Botthof
                                          --------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      EATON VANCE SENIOR FLOATING-RATE TRUST
                                         By: Eaton Vance Management as
                                             Investment Advisor
                                         as a Lender


                                      By: /s/ Michael B. Botthof
                                          --------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      EATON VANCE SHORT DURATION
                                         DIVERSIFIED INCOME FUND
                                         By: Eaton Vance Management as
                                             Investment Advisor
                                         as a Lender


                                      By: /s/ Michael B. Botthof
                                          --------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      PPM MONARCH BAY FUNDING LLC,
                                         as a Lender


                                      By: /s/ M. Cristina Higgins
                                          --------------------------------------
                                      Name: M. Cristina Higgins
                                      Title: Assistant Vice President

                                      PPM SPYGLASS FUNDING TRUST,
                                         as a Lender


                                      By: /s/ Ann E. Morris
                                          --------------------------------------
                                      Name: Ann E. Morris
                                      Title: Authorized Agent

                                      WATERVILLE FUNDING LLC,
                                         as a Lender


                                      By: /s/ M. Cristina Higgins
                                          --------------------------------------
                                      Name: M. Cristina Higgins
                                      Title: Assistant Vice President

                                      National Bank of Canada - New York Branch
                                         as a Lender


                                      By: /s/ Vincent Lima
                                          --------------------------------------
                                      Name: Vincent Lima
                                      Title: Vice President


                                      By: /s/ Jeff Forgach
                                          --------------------------------------
                                      Name: Jeff Forgach
                                      Title: Assistant Vice President

                                      Royal Bank of Canada
                                         as a Lender


                                      By: /s/ Dustin Craven
                                          --------------------------------------
                                      Name: Dustin Craven
                                      Title: Attorney-in-fact


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      SunAmerica Senior Floating Rate Fund, Inc.
                                         By: AIG Global Investment Corp.
                                             Investment Sub-Adviser


                                      By: /s/ W. Jeffrey Baxter
                                          --------------------------------------
                                      Name: W. Jeffrey Baxter
                                      Title: Vice President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      Galaxy CLO 2003-1, Ltd.
                                         By: AIG Global Investment Corp.
                                         Its Investment Adviser


                                      By: /s/ W. Jeffrey Baxter
                                          --------------------------------------
                                      Name: W. Jeffrey Baxter
                                      Title: Vice President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      SunAmerica Life Insurance Company
                                         By: AIG Global Investment Corp.
                                         Its Investment Adviser


                                      By: /s/ W. Jeffrey Baxter
                                          --------------------------------------
                                      Name: W. Jeffrey Baxter
                                      Title: Vice President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      Galaxy III CLO, Ltd.
                                         By: AIG Global Investment Corp.
                                         Its Investment Adviser


                                      By: /s/ W. Jeffrey Baxter
                                          --------------------------------------
                                      Name: W. Jeffrey Baxter
                                      Title: Vice President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                                      MERRILL LYNCH CREDIT PRODUCTS, LLC
                                         as a Lender


                                      By: /s/ Neyda Darias
                                          --------------------------------------
                                      Name: Neyda Darias
                                      Title: Vice President


                                      If second signature is necessary:


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------